Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP of Finance & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
2019 THIRD QUARTER FINANCIAL RESULTS
Record third quarter EPS of $2.33 per diluted share,
up 7% over prior year EPS and up 5% over prior year
adjusted EPS (a non-GAAP measure)

DULUTH, GA, October 22, 2019 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported net income for the third quarter 2019 of $45.0 million ($2.33 per diluted share). There were no adjustments in the third quarter. This compares to net income of $44.3 million ($2.18 per diluted share) in the prior year quarter and adjusted net income of $44.9 million ($2.21 per diluted share).
Net income for the third quarter 2018 was adjusted for a 2017 Tax Act adjustment of $0.6 million ($0.03 per diluted share).
“We delivered a very strong quarter. We grew revenue 5%, delivered 9% parts and service gross profit growth, grew F&I gross profit by 10%, and grew adjusted EPS 5%,” said David Hult, Asbury's President and Chief Executive Officer. “During the quarter, we expanded our business by acquiring a Toyota store in Indianapolis and a Subaru store in Denver. We expect these stores to generate approximately $175 million in combined annual revenues.”
Third Quarter 2019 Operational Summary
Total company:

•	Total revenue increased 5%; gross profit increased 5%

•	Gross margin increased 10 basis points to 15.9%

•	SG&A as a percentage of gross profit increased 100 basis points to 68.9%

•	Adjusted operating margin 4.5%

•	Adjusted EPS from continuing operations increased 5%
Same store:

•	Total revenue increased 2%; gross profit increased 3%

•	Gross margin increased 20 basis points to 16.0%

•	New vehicle revenue decreased 3%; gross profit decreased 12%

•	Used vehicle retail revenue increased 9%; gross profit decreased 1%

•	Finance and insurance revenue and gross profit increased 8%

•	Parts and service revenue increased 8%; gross profit increased 7%

Strategic Highlights:

•	Acquired a Toyota store in the Indianapolis market and a Subaru store in the Colorado market. We expect these stores to generate approximately $175 million in combined annual revenues.

•	Repurchased $4 million of common stock

Additional commentary regarding the third quarter results will be provided during the earnings conference call on October 22, 2019 at 10:00 a.m. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com. A replay will be available at these sites for 30 days.
In addition, a live audio of the call will be accessible to the public by calling (323) 994-2093 (domestic), or (866) 575-6539 (international); passcode - 3004343. Callers should dial in approximately 5 to 10 minutes before the call begins.
A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 3004343.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S.  Asbury currently operates 88 dealerships, consisting of 107 franchises, representing 31 domestic and foreign brands of vehicles.  Asbury also operates 25 collision repair centers.  Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2019	2018
REVENUE:
New vehicle	$986.9	$980.5	$6.4	1%
Used vehicle:
Retail	505.0	448.7	56.3	13%
Wholesale	41.9	48.8	(6.9)	(14)%
Total used vehicle	546.9	497.5	49.4	10%
Parts and service	227.6	206.1	21.5	10%
Finance and insurance, net	80.6	73.3	7.3	10%
TOTAL REVENUE	1,842.0	1,757.4	84.6	5%
GROSS PROFIT:
New vehicle	38.6	42.1	(3.5)	(8)%
Used vehicle:
Retail	33.9	32.7	1.2	4%
Wholesale	(1.5)	0.1	(1.6)	NM
Total used vehicle	32.4	32.8	(0.4)	(1)%
Parts and service	141.5	129.8	11.7	9%
Finance and insurance, net	80.6	73.3	7.3	10%
TOTAL GROSS PROFIT	293.1	278.0	15.1	5%
OPERATING EXPENSES:
Selling, general and administrative	202.0	188.8	13.2	7%
Depreciation and amortization	9.1	8.5	0.6	7%
Other operating (income) expenses, net	(0.2)	(0.1)	(0.1)	(100)%
INCOME FROM OPERATIONS	82.2	80.8	1.4	2%
OTHER EXPENSES (INCOME):
Floor plan interest expense	9.0	8.4	0.6	7%
Other interest expense, net	13.7	13.2	0.5	4%
Swap interest expense	—	0.1	(0.1)	—%
Total other expenses, net	22.7	21.7	1.0	5%
INCOME BEFORE INCOME TAXES	59.5	59.1	0.4	1%
Income tax expense	14.5	14.8	(0.3)	(2)%
NET INCOME	$45.0	$44.3	$0.7	2%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$2.36	$2.22	$0.14	6%
Diluted—
Net income	$2.33	$2.18	$0.15	7%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.1	20.0	(0.9)	(5)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.1	0.2	(0.1)	(50)%
Diluted	19.3	20.3	(1.0)	(5)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2019	2018
Unit sales
New vehicle:
Luxury	6,025	5,685	340	6%
Import	15,998	17,046	(1,048)	(6)%
Domestic	5,055	5,019	36	1%
Total new vehicle	27,078	27,750	(672)	(2)%
Used vehicle retail	22,988	20,824	2,164	10%
Used to new ratio	84.9%	75.0%	990 bps
Average selling price
New vehicle	$36,447	$35,333	$1,114	3%
Used vehicle retail	21,968	21,547	421	2%
Average gross profit per unit
New vehicle:
Luxury	$3,270	$3,272	$(2)	—%
Import	638	903	(265)	(29)%
Domestic	1,721	1,614	107	7%
Total new vehicle	1,426	1,517	(91)	(6)%
Used vehicle retail	1,475	1,570	(95)	(6)%
Finance and insurance, net	1,610	1,509	101	7%
Front end yield (1)	3,058	3,049	9	—%
Gross margin
New vehicle:
Luxury	6.1%	6.2%	(10) bps
Import	2.2%	3.2%	(100) bps
Domestic	4.2%	4.1%	10 bps
Total new vehicle	3.9%	4.3%	(40) bps
Used vehicle retail	6.7%	7.3%	(60) bps
Parts and service	62.2%	63.0%	(80) bps
Total gross profit margin	15.9%	15.8%	10 bps
SG&A metrics
Rent expense	$6.7	$6.4	$0.3	5%
Total SG&A as a percentage of gross profit	68.9%	67.9%	100 bps
SG&A, excluding rent expense as a percentage of gross profit	66.6%	65.6%	100 bps
Operating metrics
Income from operations as a percentage of revenue	4.5%	4.6%	(10) bps
Income from operations as a percentage of gross profit	28.0%	29.1%	(110) bps
Adjusted income from operations as a percentage of revenue	4.5%	4.6%	(10) bps
Adjusted income from operations as a percentage of gross profit	28.0%	29.1%	(110) bps
Revenue mix
New vehicle	53.6%	55.8%
Used vehicle retail	27.3%	25.5%
Used vehicle wholesale	2.3%	2.8%
Parts and service	12.4%	11.7%
Finance and insurance	4.4%	4.2%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	13.2%	15.1%
Used vehicle retail	11.5%	11.8%
Used vehicle wholesale	(0.5)%	—%
Parts and service	48.3%	46.7%
Finance and insurance	27.5%	26.4%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2019	2018
Revenue
New vehicle:
Luxury	$323.1	$297.8	$25.3	8%
Import	450.8	474.0	(23.2)	(5)%
Domestic	169.2	197.5	(28.3)	(14)%
Total new vehicle	943.1	969.3	(26.2)	(3)%
Used Vehicle:
Retail	481.7	442.4	39.3	9%
Wholesale	40.5	47.5	(7.0)	(15)%
Total used vehicle	522.2	489.9	32.3	7%
Parts and service	220.8	203.8	17.0	8%
Finance and insurance	77.8	72.2	5.6	8%
Total revenue	$1,763.9	$1,735.2	$28.7	2%

Gross profit
New vehicle:
Luxury	$19.7	$18.7	$1.0	5%
Import	10.1	14.8	(4.7)	(32)%
Domestic	6.9	8.1	(1.2)	(15)%
Total new vehicle	36.7	41.6	(4.9)	(12)%
Used Vehicle:
Retail	32.0	32.4	(0.4)	(1)%
Wholesale	(1.5)	0.2	(1.7)	NM
Total used vehicle	30.5	32.6	(2.1)	(6)%
Parts and service:
Customer pay	77.0	72.2	4.8	7%
Warranty	21.6	19.1	2.5	13%
Wholesale parts	5.8	5.5	0.3	5%
Parts and service, excluding reconditioning and preparation	104.4	96.8	7.6	8%
Reconditioning and preparation	32.6	31.5	1.1	3%
Total parts and service	137.0	128.3	8.7	7%
Finance and insurance	77.8	72.2	5.6	8%
Total gross profit	$282.0	$274.7	$7.3	3%

SG&A expense	$194.6	$186.2	$8.4	5%
SG&A expense as a percentage of gross profit	69.0%	67.8%	120 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)		% Change
	2019	2018
Unit sales
New vehicle:
Luxury	5,993	5,685	308		5%
Import	15,828	16,619	(791)		(5)%
Domestic	4,165	5,019	(854)		(17)%
Total new vehicle	25,986	27,323	(1,337)		(5)%
Used vehicle retail	21,810	20,511	1,299		6%
Used to new ratio	83.9%	75.1%	880 bps

Average selling price
New vehicle	$36,293	$35,476	$817		2%
Used vehicle retail	22,086	21,569	517		2%

Average gross profit per unit
New vehicle:
Luxury	$3,287	$3,289	$(2)		—%
Import	638	891	(253)		(28)%
Domestic	1,657	1,614	43		3%
Total new vehicle	1,412	1,523	(111)		(7)%
Used vehicle retail	1,467	1,580	(113)		(7)%
Finance and insurance, net	1,628	1,509	119		8%
Front end yield (1)	3,065	3,056	9		—%

Gross margin
New vehicle:
Luxury	6.1%	6.3%	(20) bps
Import	2.2%	3.1%	(90) bps
Domestic	4.1%	4.1%	—
Total new vehicle	3.9%	4.3%	(40) bps
Used vehicle retail	6.6%	7.3%	(70	) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.3%	47.5%	(20) bps
Parts and service, including reconditioning and preparation	62.0%	63.0%	(100) bps
Total gross profit margin	16.0%	15.8%	20 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2019	2018
REVENUE:
New vehicle	$2,823.9	$2,766.3	$57.6	2%
Used vehicle:
Retail	1,449.8	1,355.4	94.4	7%
Wholesale	140.6	143.6	(3.0)	(2)%
Total used vehicle	1,590.4	1,499.0	91.4	6%
Parts and service	669.7	609.9	59.8	10%
Finance and insurance, net	232.3	215.0	17.3	8%
TOTAL REVENUE	5,316.3	5,090.2	226.1	4%
GROSS PROFIT:
New vehicle	114.8	121.3	(6.5)	(5)%
Used vehicle:
Retail	102.2	98.5	3.7	4%
Wholesale	0.6	1.9	(1.3)	(68)%
Total used vehicle	102.8	100.4	2.4	2%
Parts and service	417.4	384.5	32.9	9%
Finance and insurance, net	232.3	215.0	17.3	8%
TOTAL GROSS PROFIT	867.3	821.2	46.1	6%
OPERATING EXPENSES:
Selling, general and administrative	593.7	563.6	30.1	5%
Depreciation and amortization	26.7	25.2	1.5	6%
Other operating expense (income), net	1.0	(1.2)	2.2	NM
INCOME FROM OPERATIONS	245.9	233.6	12.3	5%
OTHER EXPENSES (INCOME):
Floor plan interest expense	29.7	23.0	6.7	29%
Other interest expense, net	41.2	39.4	1.8	5%
Swap interest expense	—	0.5	(0.5)	(100)%
Gain on divestiture	(11.7)	—	(11.7)	—%
Total other expenses, net	59.2	62.9	(3.7)	(6)%
INCOME BEFORE INCOME TAXES	186.7	170.7	16.0	9%
Income tax expense	45.9	43.1	2.8	6%
NET INCOME	$140.8	$127.6	$13.2	10%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$7.37	$6.29	$1.08	17%
Diluted—
Net income	$7.30	$6.22	$1.08	17%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	19.1	20.3	(1.2)	(6)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.1	0.1	—	—%
Diluted	19.3	20.5	(1.2)	(6)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)		% Change
	2019	2018
Unit sales
New vehicle:
Luxury	16,933	16,527	406		2%
Import	45,697	46,545	(848)		(2)%
Domestic	15,006	14,406	600		4%
Total new vehicle	77,636	77,478	158		—%
Used vehicle retail	66,330	63,079	3,251		5%
Used to new ratio	85.4%	81.4%	400 bps
Average selling price
New vehicle	$36,374	$35,704	$670		2%
Used vehicle retail	21,857	21,487	370		2%
Average gross profit per unit
New vehicle:
Luxury	$3,425	$3,479	$(54)		(2)%
Import	689	840	(151)		(18)%
Domestic	1,686	1,715	(29)		(2)%
Total new vehicle	1,479	1,566	(87)		(6)%
Used vehicle retail	1,541	1,562	(21)		(1)%
Finance and insurance, net	1,614	1,530	84		5%
Front end yield (1)	3,121	3,093	28		1%
Gross margin
New vehicle:
Luxury	6.2%	6.5%	(30) bps
Import	2.4%	3.0%	(60) bps
Domestic	4.2%	4.4%	(20) bps
Total new vehicle	4.1%	4.4%	(30) bps
Used vehicle retail	7.0%	7.3%	(30) bps
Parts and service	62.3%	63.0%	(70) bps
Total gross profit margin	16.3%	16.1%	20 bps
SG&A metrics
Rent expense	$20.3	$19.0	$1.3		7%
Total SG&A as a percentage of gross profit	68.5%	68.6%	(10) bps
SG&A, excluding rent expense as a percentage of gross profit	66.1%	66.3%	(20) bps
Operating metrics
Income from operations as a percentage of revenue	4.6%	4.6%	—
Income from operations as a percentage of gross profit	28.4%	28.4%	—
Adjusted income from operations as a percentage of revenue	4.7%	4.6%	10	bps
Adjusted income from operations as a percentage of gross profit	28.6%	28.4%	20 bps
Revenue mix
New vehicle	53.1%	54.3%
Used vehicle retail	27.3%	26.7%
Used vehicle wholesale	2.6%	2.8%
Parts and service	12.6%	12.0%
Finance and insurance	4.4%	4.2%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	13.2%	14.8%
Used vehicle retail	11.8%	12.0%
Used vehicle wholesale	0.1%	0.2%
Parts and service	48.1%	46.8%
Finance and insurance	26.8%	26.2%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2019	2018
Revenue
New vehicle:
Luxury	$926.7	$883.8	$42.9	5%
Import	1,260.1	1,284.0	(23.9)	(2)%
Domestic	512.1	563.2	(51.1)	(9)%
Total new vehicle	2,698.9	2,731.0	(32.1)	(1)%
Used Vehicle:
Retail	1,383.4	1,333.1	50.3	4%
Wholesale	135.9	140.7	(4.8)	(3)%
Total used vehicle	1,519.3	1,473.8	45.5	3%
Parts and service	648.6	602.1	46.5	8%
Finance and insurance, net	222.8	210.7	12.1	6%
Total revenue	$5,089.6	$5,017.6	$72.0	1%

Gross profit
New vehicle:
Luxury	$58.1	$57.5	$0.6	1%
Import	30.6	37.8	(7.2)	(19)%
Domestic	20.6	24.7	(4.1)	(17)%
Total new vehicle	109.3	120.0	(10.7)	(9)%
Used Vehicle:
Retail	96.6	97.2	(0.6)	(1)%
Wholesale	0.6	2.0	(1.4)	(70)%
Total used vehicle	97.2	99.2	(2.0)	(2)%
Parts and service:
Customer pay	229.0	215.2	13.8	6%
Warranty	64.2	56.0	8.2	15%
Wholesale parts	17.3	16.6	0.7	4%
Parts and service, excluding reconditioning and preparation	310.5	287.8	22.7	8%
Reconditioning and preparation	93.1	91.6	1.5	2%
Total parts and service	403.6	379.4	24.2	6%
Finance and insurance	222.8	210.7	12.1	6%
Total gross profit	$832.9	$809.3	$23.6	3%

SG&A expense	$569.4	$554.4	$15.0	3%
SG&A expense as a percentage of gross profit	68.4%	68.5%	(10) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2019	2018
Unit sales
New vehicle:
Luxury	16,862	16,527	335	2%
Import	44,617	45,258	(641)	(1)%
Domestic	12,708	14,406	(1,698)	(12)%
Total new vehicle	74,187	76,191	(2,004)	(3)%
Used vehicle retail	62,917	61,913	1,004	2%
Used to new ratio	84.8%	81.3%	350 bps

Average selling price
New vehicle	$36,380	$35,844	$536	1%
Used vehicle retail	21,988	21,532	456	2%

Average gross profit per unit
New vehicle:
Luxury	$3,446	$3,479	$(33)	(1)%
Import	686	835	(149)	(18)%
Domestic	1,621	1,715	(94)	(5)%
Total new vehicle	1,473	1,575	(102)	(6)%
Used vehicle retail	1,535	1,570	(35)	(2)%
Finance and insurance, net	1,625	1,526	99	6%
Front end yield (1)	3,127	3,098	29	1%

Gross margin
New vehicle:
Luxury	6.3%	6.5%	(20) bps
Import	2.4%	2.9%	(50) bps
Domestic	4.0%	4.4%	(40) bps
Total new vehicle	4.0%	4.4%	(40) bps
Used vehicle retail	7.0%	7.3%	(30) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.9%	47.8%	10 bps
Parts and service, including reconditioning and preparation	62.2%	63.0%	(80) bps
Total gross profit margin	16.4%	16.1%	30 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	September 30, 2019	December 31, 2018	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$1.8	$8.3	$(6.5)	(78)%
New vehicle inventory	810.3	867.2	(56.9)	(7)%
Used vehicle inventory	176.3	158.9	17.4	11%
Parts inventory	43.5	41.5	2.0	5%
Total current assets	1,448.0	1,553.0	(105.0)	(7)%
Floor plan notes payable	861.0	966.1	(105.1)	(11)%
Total current liabilities	1,235.1	1,303.3	(68.2)	(5)%

CAPITALIZATION:
Long-term debt (including current portion)	$905.9	$905.3	$0.6	—%
Shareholders' equity	600.0	473.2	126.8	27%
Total	$1,505.9	$1,378.5	$127.4	9%

	September 30, 2019	December 31, 2018
DAYS SUPPLY
New vehicle inventory	76	67
Used vehicle inventory	36	34
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Nine Months Ended September 30,
	2019	2018
Luxury:
Mercedes-Benz	7%	6%
Lexus	6%	6%
BMW	6%	5%
Acura	4%	4%
Infiniti	3%	3%
Other luxury	7%	8%
Total luxury	33%	32%
Imports:
Honda	19%	20%
Nissan	9%	11%
Toyota	13%	12%
Other imports	5%	5%
Total imports	46%	48%
Domestic:
Ford	9%	10%
Chevrolet	6%	5%
Dodge	3%	3%
Other domestics	3%	2%
Total domestic	21%	20%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	September 30, 2019	June 30, 2019
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$905.9	$909.6

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net Income	$181.2	$180.5

Add:
Depreciation and amortization	35.2	34.7
Income tax expense	59.8	59.8
Swap and other interest expense	54.8	54.4
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$331.0	$329.4

Non-core items - expense (income):
Gain on divestiture	$(11.7)	$(11.7)
Gain on sale of real estate	(0.3)	$(0.3)
Franchise rights impairment	3.7	3.7
Fixed assets write-off	2.4	2.4
Total non-core items	(5.9)	(5.9)

Adjusted EBITDA	$325.1	$323.5

Adjusted leverage ratio	2.8	2.8

	For the Three Months Ended September 30,
	2019	2018
	(In millions, except per share data)
Adjusted net income:
Net income	$45.0	$44.3

Non-core items - (income) expense:
2017 Tax Act Adjustment	—	0.6
Total non-core items	—	0.6
Adjusted net income	$45.0	$44.9

Adjusted diluted earnings per share (EPS):
Diluted EPS	$2.33	$2.18

Total non-core items	—	0.03
Adjusted diluted EPS	$2.33	$2.21

Weighted average common shares outstanding - diluted	19.3	20.3

	For the Nine Months Ended September 30,
	2019	2018
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$245.9	$233.6
Gain on sale of real estate	(0.3)	—
Fixed assets write-off	2.4	—
Legal settlements	—	(0.7)
Adjusted income from operations	$248.0	$232.9

Adjusted net income:
Net income	$140.8	$127.6

Non-core items - (income) expense:
Gain on divestiture	(11.7)	—
Gain on sale of real estate	(0.3)	—
Fixed assets write-off	2.4	—
2017 Tax Act Adjustment	—	0.6
Legal settlements	—	(0.7)
Income tax on non-core items above	2.4	0.2
Total non-core items	(7.2)	0.1
Adjusted net income	$133.6	$127.7

Adjusted diluted earnings per share (EPS):
Diluted EPS	$7.30	$6.22

Total non-core items	(0.38)	0.01
Adjusted diluted EPS	$6.92	$6.23

Weighted average common shares outstanding - diluted	19.3	20.5